UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

On July 17, 2014, Hanmi Bank (“Hanmi Bank”), the California state-chartered bank subsidiary of Hanmi Financial Corporation, a Delaware corporation (the “Corporation”), received notice of approval from the Federal Reserve Bank of San Francisco (the “Federal Reserve Bank”), acting on delegated authority from the Board of Governors of the Federal Reserve System, to consummate the merger with United Central Bank, the Texas state-chartered bank subsidiary of Central Bancorp, Inc., a Texas corporation (“CBI”).  The Federal Reserve Bank’s approval remains subject to the receipt by Hanmi Bank and the Corporation of all other required regulatory approvals, including approval from the California Department of Business Oversight.

Completion of the merger remains further subject to the satisfaction of other customary closing conditions pursuant to the Amended and Restated Agreement and Plan of Merger by and among the Corporation, Harmony Merger Sub Inc. and CBI, dated as of March 23, 2014 and attached as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 24, 2014.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Hanmi Financial Corporation cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Hanmi Financial Corporation and Central Bancorp, Inc. including future financial and operating results, Hanmi Financial Corporation’s or Central Bancorp, Inc.’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Central Bancorp, Inc. shareholder approvals; the risk that Hanmi Financial Corporation or Central Bancorp, Inc. may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and neither Hanmi Financial Corporation nor Central Bancorp, Inc. undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION /s/ C. G. Kum
Date: July 21, 2014	Name: C. G. Kum Title: President and Chief Executive Officer